UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2004

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18872 MacArthur Boulevard Irvine, California	92612-1400
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (949) 225-4500

The Registrant hereby amends its current report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2004 to incorporate Item 7(a) “Financial Statements of Businesses Acquired”, Item 7(b) “Pro Forma Financial Information” and Item 7(c) “Exhibits”.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The consolidated financial statements of Stoneage Corporation required by this Item 7(a) are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma consolidated condensed financial statements of Autobytel Inc. required by this Item 7(b) are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)	Exhibits

2.1 Acquisition Agreement, dated as of April 15, 2004, among Autobytel Inc., Autobytel Bedrock Corp., Stoneage Corporation and former and current shareholders of Stoneage Corporation.

2.2 Acquisition Agreement, dated as of April 7, 2004, among Autobytel Inc., Autobytel Lonestar Corp., iDriveonline, Inc. and shareholders of iDriveoline, Inc.

23.1 Consent of PricewaterhouseCoopers LLP.

99.1 Consolidated financial statements of Stoneage Corporation required by Item 7(a).

99.2 Unaudited pro forma consolidated condensed financial statements of Autobytel Inc. required by Item 7(b).

All of the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Autobytel Inc.

Date: June 25, 2004	By:	/s/ Hoshi Printer
Hoshi Printer Executive Vice President and Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Acquisition Agreement, dated as of April 15, 2004, among Autobytel Inc., Autobytel Bedrock Corp., Stoneage Corporation and former and current shareholders of Stoneage Corporation.

2.2	Acquisition Agreement, dated as of April 7, 2004, among Autobytel Inc., Autobytel Lonestar Corp., iDriveonline, Inc. and shareholders of iDriveoline, Inc.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Consolidated financial statements of Stoneage Corporation required by Item 7(a).

99.2	Unaudited pro forma consolidated condensed financial statements of Autobytel Inc. required by Item 7(b).

4